Line of Credit	6 Months Ended
Jun. 30, 2024
Line of Credit [Abstract]
LINE OF CREDIT

8. LINE OF CREDIT

On April 26, 2023, the Company entered into a three-year bank credit facility with BIDV, under which the Company can draw-down up to $90,000,000 by April 25, 2026. The interest rate for this credit facility was 9.5% per annum, subject to vary every six months. The interest rate was reduced to 8% since August 2023, and further reduced to 6.5% since March 2024. As of June 30, 2024, the credit facility was collateralized by all of the Company’s property and equipment (Note 5) and equity interest of $50 million owned by VSun JV.

As of June 30, 2024, the Company has drawn down loans of approximately $22.4 million from BIDV and had unused line of credit of approximately $67.6 million. Each loan is repayable upon maturity of the bank credit facility. As of December 31, 2023, the Company has drawn down loans of approximately $11.8 million from BIDV and had unused line of credit of approximately $78.2 million.

For the six months ended June 30, 2024, the Company recognized interest expenses of $532,514, among which $73,479 was capitalized in property and equipment. For the six months ended June 30, 2023, the Company did not recognize interest expenses because the Company did not drawn down loans from BIDV as of June 30, 2023.

On January 31, 2024, the Company entered into a one-year revolving bank credit facility with BIDV, under which the Company can draw-down up to $100,000,000 by January 30, 2025. Each loan is repayable in five months. As of June 30, 2024, the Company has drawn down approximately $34.7 million from BIDV and has unused credit facility of approximately $65.3 million. (Note 9)